Neuberger Berman Equity Funds®

Supplement to the Summary Prospectus and Prospectus, each dated December 16, 2013, and the Statement of Additional Information, dated December 16, 2013 (as amended December 23, 2013)

Neuberger Berman Select Equities Fund
Class A, Class C, and Institutional Class

Effective September 2, 2014, the fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are each amended to reflect that Neuberger Berman Select Equities Fund’s name has changed to Neuberger Berman All Cap Core Fund. In addition, effective September 2, 2014, Mr. Gerald Kaminsky will no longer serve as a portfolio manager of the fund. As of that date, references to Mr. Gerald Kaminsky in the fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are hereby deleted.

Effective September 2, 2014, the fund’s Summary Prospectus and Prospectus are revised as follows:

The first paragraph in the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted and replaced with the following:

To pursue its goal, the Fund invests mainly in common stocks of companies across all market capitalizations.

The fourth paragraph in the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted and replaced with the following:

The Portfolio Managers consider a wide range of companies within each industry and  may invest in companies of any market capitalization.

The paragraph titled “Mid- and Large-Cap Stock Risk” in the “Principal Investment Risks” section of the Summary Prospectus and Prospectus is deleted and replaced with the following:

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Effective September 2, 2014, the fund’s Statement of Additional Information is revised as follows:

The following paragraph is added to the “Organization, Capitalization and Other Matters” section of the SAI:

On September 2, 2014, Neuberger Berman All Cap Core Fund changed its name from Neuberger Berman Select Equities Fund.

The date of this supplement is June 25, 2014.

Please retain this supplement for future reference.

NEUBERGER BERMAN Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder services: 800-877-9700 Institutional Services: 800-366-6264 Website: www.nb.com